UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

BIOAGE LABS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42279	47-4721157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5885 Hollis Street Suite 370
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 806-1445

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	BIOA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 21, 2026, BioAge Labs, Inc., a Delaware corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Piper Sandler & Co. and Citigroup Global Markets Inc. as representatives of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell 5,897,435 shares (the “Underwritten Shares”) of its common stock, par value $0.00001 per share (“Common Stock”) to the Underwriters in a public offering at a price of $19.50 per Underwritten Share (the “Offering”). Pursuant to the Underwriting Agreement, the Company has also granted the Underwriters a 30-day option to purchase up to an additional 884,615 shares of its Common Stock (the “Option Shares,” and together with the Underwritten Shares, the “Shares”).

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-290688) that was filed by the Company with the Securities and Exchange Commission (“SEC”) on October 2, 2025, as amended on November 5, 2025, and which became effective through operation of law on November 25, 2025, and a related prospectus supplement and free-writing prospectus.

The Company estimates that net proceeds from the Offering will be approximately $107.6 million, after deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Underwriters’ option to purchase additional shares. The Company intends to use the net proceeds of the Offering, together with its existing cash, cash equivalents and marketable securities, to fund research, clinical and process development and manufacturing of its product candidates, including BGE-102 and further development of its NLRP3 and APJ programs, working capital, capital expenditures, reduction of indebtedness and other general corporate purposes. The Company expects the Offering to close on January 23, 2026, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this report, and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 7.01 Regulation FD Disclosure.

On January 21, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated January 21, 2026, by and among the Company and Goldman Sachs & Co. LLC, Piper Sandler & Co. and Citigroup Global Markets Inc.
5.1	Opinion of Fenwick & West LLP.
23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1).
99.1	Press release issued by BioAge Labs, Inc. dated January 21, 2026 announcing the pricing of the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s plans to develop and commercialize its product candidates, including BGE-102, the potential for BGE-102 as a treatment for cardiovascular risk and the expected timeline for future data readouts from our ongoing Phase 1 clinical trial. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: the Company’s ability to develop, obtain regulatory approval for and commercialize its product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including its ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of its drug candidates; the occurrence of adverse safety events; failure to protect and enforce its intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of its strategic and growth initiatives; risks relating to technology failures or breaches; its dependence on collaborators and other third parties for the development of product candidates and other aspects of its business, which are outside of the Company’s full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions, including due to the imposition of tariffs and other trade barriers; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; changes in or failure to comply with legal and regulatory requirements, including shifting priorities within the U.S. Food and Drug Administration; risks relating to access to capital and credit markets; and the other risks and uncertainties that are detailed under the heading “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) on November 6, 2025, and Company’s other filings with the SEC filed from time to time. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAGE LABS, INC.

Date:	January 22, 2026	By:	/s/ Dov Goldstein
Dov Goldstein, M.D. Chief Financial Officer